CONFIDENTIAL


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                               OPERATING AGREEMENT

                                       OF

                                TFM Group, L.L.C.
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
Article I.    FORMATION OF LIMITED LIABILITY COMPANY GENERAL PROVISIONS...........................................2
   Section 1.01    Formation......................................................................................2
   Section 1.02    Name...........................................................................................2
   Section 1.03    Purpose........................................................................................2
   Section 1.04    Offices........................................................................................2
   Section 1.05    Nature of Partners' Interests, Non-Partition...................................................2
   Section 1.06    Duration of Company............................................................................2
   Section 1.07    Further Assurances.............................................................................2
   Section 1.08    Classification for Tax Purposes................................................................2
Article II.   MEMBERS, MEMBERSHIP INTERESTS AND CAPITAL CONTRIBUTIONS; LOANS......................................2
   Section 2.01    Membership and Participation Percentages.......................................................2
   Section 2.02    Initial Contributions..........................................................................2
      (a)  GRD Capital Contribution...............................................................................2
      (b)  SR Group Capital Contribution..........................................................................2
   Section 2.03    Capital Accounts...............................................................................2
   Section 2.04    Use of Capital Contributions and Loans.........................................................2
   Section 2.05    Additional Capital Contributions / Members' Loans..............................................2
   Section 2.06    Operating Deficits.............................................................................2
   Section 2.07    Permitted Outside Activities...................................................................2
   Section 2.08    Liability of Members...........................................................................2
Article III.  MEETINGS OF MEMBERS.................................................................................2
   Section 3.01    Annual Meetings; Special Meetings..............................................................2
   Section 3.02    Place of Meetings..............................................................................2
   Section 3.03    Notice of Meetings.............................................................................2
   Section 3.04    Quorum of and Action by Members................................................................2
   Section 3.05    Voting by Members..............................................................................2
   Section 3.06    Action Without a Meeting; Telephone Meetings...................................................2
Article IV.   MANAGEMENT..........................................................................................2
   Section 4.01    Management.....................................................................................2
   Section 4.02    Management Committee...........................................................................2
   Section 4.03    Liability: Indemnification of the Members......................................................2
   Section 4.04    Removal; Filling of Vacancies..................................................................2
   Section 4.05    Place of Meetings..............................................................................2
   Section 4.06    Annual Meetings; Regular Meetings; Special Meetings............................................2
   Section 4.07    Quorum of and Action by Managers...............................................................2
   Section 4.08    Action Without a Meeting; Telephone Meetings...................................................2
   Section 4.09    Interested Managers and Officers...............................................................2
   Section 4.10    Managers' Compensation and Reimbursement.......................................................2
   Section 4.11    Time Devoted to Company........................................................................2
   Section 4.12    Liability of Managers..........................................................................2
Article V.    OFFICERS............................................................................................2
   Section 5.01    Officers.......................................................................................2
   Section 5.02    Compensation...................................................................................2
   Section 5.03    Term of Office; Removal; Filling of Vacancies..................................................2
   Section 5.04    Chairman.......................................................................................2
   Section 5.05    President......................................................................................2
   Section 5.06    Vice Presidents................................................................................2

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   Section 5.07    Secretary......................................................................................2
   Section 5.08    Assistant Secretary............................................................................2
   Section 5.09    Treasurer......................................................................................2
   Section 5.10    Additional Powers and Duties...................................................................2
Article VI.   ACCOUNTING AND TAX MATTERS; REPORTS; BANKING........................................................2
   Section 6.01    Books and Records; Capital Accounts............................................................2
   Section 6.02    Tax Returns....................................................................................2
   Section 6.03    Tax Matters Person.............................................................................2
   Section 6.04    Tax Elections..................................................................................2
   Section 6.05    Bank Accounts; Investment of Company Funds.....................................................2
Article VII.     TRANSFER OF COMPANY INTERESTS, WITHDRAWAL OF MEMBERS, BUY/SELL PROVISIONS........................2
   Section 7.01    Assignment and Transfer........................................................................2
   Section 7.02    Expenses.......................................................................................2
   Section 7.03    Withdrawal of Members..........................................................................2
   Section 7.04    Death, Legal Incapacity, Dissolution or Bankruptcy of a Member.................................2
   Section 7.05    Status of Interests Transferred................................................................2
   Section 7.06    Purchase Option................................................................................2
Article VIII.    DISSOLUTION AND TERMINATION......................................................................2
   Section 8.01    Dissolution....................................................................................2
   Section 8.02    Appointment of Liquidating Member..............................................................2
   Section 8.03    Distributions and Other Matters................................................................2
   Section 8.04    Distributions of Property......................................................................2
   Section 8.05    Action During Liquidation: Statements of Account...............................................2
Article IX.   REPRESENTATIONS, WARRANTIES AND COVENANTS...........................................................2
   Section 9.01    Representations and Warranties.................................................................2
Article X.    AMENDMENTS..........................................................................................2
   Section 10.01  Amendments......................................................................................2
Article XI.   MISCELLANEOUS.......................................................................................2
   Section 11.01  Manner of Giving Notice.........................................................................2
   Section 11.02  Waiver of Notice................................................................................2
   Section 11.03  No Company Seal.................................................................................2
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                           Dated as of October 4, 2006

                             OPERATING AGREEMENT OF
                                TFM Group, L.L.C.
                      A Delaware Limited Liability Company

     This Limited Liability Company Agreement of TFM Group, L.L.C. d/b/a TFM GROUP (the "Company"), a limited liability company organized pursuant to the State of Delaware Limited Liability Company Laws (the "Act"), made as of the 4th day of October, 2006, is entered into by and between Global Realty Development Corp (GRD), a Delaware corporation, and the Roy Sciacca Group (SR Group) consisting of Roy A. Sciacca, (SCIACCA) and Mariano Rivera (RIVERA) individuals residing in the State of Florida.

                    Article I. FORMATION OF LIMITED LIABILITY
                           COMPANY GENERAL PROVISIONS

        SECTION 1.01      FORMATION
     GRD and the SR Group hereby intend to form and operate a limited liability company under the Act and in accordance with the terms of this Agreement and the Company's Articles of Organization. The Company shall exist under and be governed by, and this Agreement shall be construed in accordance with, the laws of the State of Delaware. Upon the effectiveness of this Agreement, GRD and the SR Group shall be authorized to execute, and cause to be filed with the Secretary of State of Delaware, the Certificate of Formation.

        SECTION 1.02      NAME
     The name of the Company shall be TFM Group, L.L.C., and all business of the Company shall be conducted in such name or in such operational names as determined, from time to time by the Managers.

        SECTION 1.03      PURPOSE
     GRD and the SR Group desire to form and operate the Company pursuant to this Agreement and other related documents and instruments, as a limited liability company under Delaware law. The purpose and character of the business of the Company shall be to develop, implement and market television, film and music products and services. The Company shall have all of the powers provided for a limited liability company under the Act or any successor statute.

        SECTION 1.04      OFFICES
The principal place of business of the Company shall be 11555 Heron Bay Boulevard, Suite 200, Coral Springs, Fl. 33076 or such other principal place of business as the Managers may from time to time determine. The Company may have, in addition to such office, such other offices and places of business at such locations, both within and without the State of Delaware, as the Managers may from time to time determine or the business and affairs of the Company may require.

        SECTION 1.05      NATURE OF PARTNERS' INTERESTS, NON-PARTITION
The interests of the Members in the Company shall be personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member individually shall have any ownership of such property, except (i) that all know-how and other intellectual property owned by GRD and licensed by the Company, shall be forever the "sole property" of GRD and (ii) that all products, goods and services along with underlining systems and other intellectual property pertaining to the creation and delivery of the products, goods and services through SCIACCA shall forever be the "sole property" of SCIACCA and
(iii) that all products, goods and services along with underlining systems and other intellectual property pertaining to the creation and delivery of the products, goods and services through RIVERA shall forever be the "sole property" of RIVERA . Except as otherwise stated and provided herein, no Member shall be entitled to seek partition of any Company property. It is agreed that the sole property of each party as described in this Section shall be hereby be conveyed for use by the Company for the sole purposes of executing the intent of this Agreement.

        SECTION 1.06      DURATION OF COMPANY
The term of the Company shall begin upon the acceptance of the Certificate of Formation with the Secretary of State of Delaware and shall continue in existence unless terminated pursuant to any provisions of this Agreement or as otherwise provided by law.

        SECTION 1.07      FURTHER ASSURANCES
The parties hereto will execute whatever certificates and documents, and will file, record and publish such certificates and documents, which are required to form and operate a limited liability company under the Act.

        SECTION 1.08      CLASSIFICATION FOR TAX PURPOSES
The Members hereby acknowledge their intention that the Company be classified, for federal and state income tax purposes, as a partnership and not as an association taxable as a corporation, pursuant to Section 7701(a) (2) of the Code, and agree that the provisions of this Agreement shall be construed in a manner to give full effect to such intent. Upon the promulgation of final Treasury Regulations pertaining to the classification of business entities in accordance with Notice 95-14, 1995-1 C.B. 297, the Management Committee as defined herein, shall, on behalf of the Company and with the advice of tax counsel, elect to treat the Company as a "partnership" for federal income tax purposes.


                  Article II. MEMBERS, MEMBERSHIP INTERESTS AND
                          CAPITAL CONTRIBUTIONS; LOANS


SECTION 2.01      MEMBERSHIP AND PARTICIPATION PERCENTAGES
The names, addresses and Participation Percentage of each of the Members are as follows:

Names and Addresses                                              Participation
Percentage

Global Realty Development Corp                                        51%
11550 Heron Bay Boulevard
Suite 200
Coral Springs, Florida, 33076.

Roy Sciacca                                                         24.5%
Mariano Rivera                                                      24.5%



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        SECTION 2.02      INITIAL CONTRIBUTIONS
     Simultaneously with the execution of this Agreement, except as otherwise provided herein, each of the Members shall make their respective initial Capital Contribution to the Company in the manner and as described by this Agreement.

     (a) GRD Capital Contribution
     Simultaneously with the execution and delivery hereof, or at such later date as the Members may agree, GRD, as its initial Capital Contribution, shall execute and deliver to the Company in the form of an affidavit or other legal instrument stating that GRD, through its combined, complete and extensive corporate operations and networks, will contribute and pledge the following services as its initial Capital Contribution to the Company. Such payment by GRD to the Company will constitute payment in full of GRD's initial Capital Contribution as required under the terms of this Agreement.

     (1) Issued to SR Group (or its assigns) 6,000,000 shares of GRD restricted common stock, (GRD: OTC-BB) per the attached Stock Subscription Agreement and 3,000,000 Warrants for a period of three years @ $1.00 per share for restricted stock.

     (b) SR Group Capital Contribution
     Simultaneously with the execution and delivery hereof, or at such later date as the Members may agree, SR Group, as its initial Capital Contribution shall execute and deliver to the Company, in the form of an affidavit or other legal instrument stating that SR Group, through their combined, complete and extensive personal and corporate operations and networks, will contribute and pledge services of the personnel listed on Schedule "A" along with a loan commitment for $1,500,000 in the form of a line of credit to be placed in an interest bearing escrow account for operations. Such payment by SR Group to the Company will constitute payment in full of SR Group's initial Capital Contribution as required under the terms of this Agreement.


        SECTION 2.03      CAPITAL ACCOUNTS.
     (A) The Company shall establish and maintain a Capital Account for each Member. The Capital Account of each Member shall be increased by (i) the amount of the money or services contributed by the Member to the Company, (ii) the Net Agreed Value of any property that is contributed by the Member to the Company,
(iii) allocations of income or gain to the Member by the Company, and shall be reduced by the amount of money distributed to the Member by the Company, the Net Agreed Value of any property distributed to the Member by the Company, and allocations of deduction or loss to the Member by the Company.

     (B) Upon a distribution in kind of Company property, the Capital Account of each Member will be debited or credited with such Member's allocable share of gain or loss which would have been recognized by the Company had the property been sold for an amount equal to its fair market value immediately prior to such distribution (to the extent that the gain or loss inherent in such distributed property has not been previously reflected in the Capital Accounts).

     (C) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Capital Accounts, the determination, recognition and classification of each such item shall be the same as its determination, recognition and classification for Federal income tax purposes, provided that:

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     (1)  Any  deductions  for  depreciation,  amortization  or similar  expense attributable to Contributed Property shall be determined as if the Adjusted Basis of such Company asset on the date it became Contributed Property was equal to the Carrying Value of such Company asset as of such date;

     (2) Any income, gain or loss attributable to the taxable disposition of a Contributed Property shall be determined by the Company as if the Adjusted Basis of such property on the date of disposition was equal to the Carrying Value of such property on such date;

     (3) If the Company's Adjusted Basis in any "investment credit property" is reduced pursuant to Section 50(c) of the Code, then the amount of such reduction shall be treated as an expense for the year in which such reduction occurs and shall be allocated to the Members in the ratio in which the Adjusted Basis of such property is allocated to the Members pursuant to Treasury Regulation Section 1.46-3(f)(i) (provided that principles similar to Section 704(c) of the Code shall be taken into account in the allocation of such basis); and any restoration of any such reduction in Adjusted Basis shall be allocated to the Members in the same proportion as the investment tax credit recapture with respect to such "investment credit property" is shared among the Members; and

     (4) The computation of all items of income, gain, loss and deduction shall be made without regard to any election that may be made by the Company under Section 754 of the Code (except to the extent required by Treasury Regulation Section 1.704-1(b)(2)(iv) (m) and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code (including items treated as Section 705(a)(2)(B) expenditures under Treasury Regulation Section 1.704-1 (b)(2)(iv)(i)), shall be made by treating such items as though they were, respectively, including in income or currently deductible.

     (D) It is the  intent of the  Company  to  maintain  Capital  Accounts  and allocations in accordance with Treasury Regulation Section 1.704-1 (b). Accordingly, adjustments to conform to those Regulations (or to successor or amended provisions) or to take into account unexpected events shall be made by the Members if such adjustments would not materially alter the economic substance of this Agreement as it applies to any Member.

     (E) Except as otherwise required to satisfy Treasury Regulation Section 1.704-1 (b) in connection with a Code Section 708(b) (1) (B) termination, in the event any interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to such transferred interest.

        SECTION 2.04      USE OF CAPITAL CONTRIBUTIONS AND LOANS
     The Capital Contributions of the Members, all proceeds of Company borrowings, and any Additional Capital Contributions and Members' Loans made pursuant to this Agreement shall be used and applied for any Company purpose as determined by the Management Committee or as expressly provided for elsewhere herein.

        SECTION 2.05      ADDITIONAL CAPITAL CONTRIBUTIONS / MEMBERS' LOANS
     (A) Other than as expressly set forth in this Article II, no Member shall be required to make any Additional Capital Contributions or Members' Loans to the Company.

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     (B) At any time and from time to time after the date hereof, any Member may
(but shall not be obligated to) make Additional Capital Contributions or Members' Loans to the Company, if (1) in the opinion of the Management Committee such contributions or loans are needed by the Company in furtherance of any Company purpose, and (2) the Members unanimously approve in advance and in including any such contribution or loan.

     (C) If any Member advances any funds to the Company after the date of this Agreement (except in the case of Additional Capital Contributions), such advances will be treated as Members' Loans, will not increase such Members Participation Percentage, and the amount thereof will be a debt due from the Company to such Member, to be repaid with interest thereon accruing at the fluctuating prime rate of interest announced from time to time by The Wall Street Journal (or, if The Wall Street Journal is no longer published, the prime rate published in a publication of national circulation selected by the Management Committee) plus two percent (2%), or as otherwise set by the Management Committee and unanimously approved by the Members.

        SECTION 2.06      OPERATING DEFICITS
     In the event that the Management Committee determines that the Company requires additional funds to meet operating expenses or required capital improvements, or for any other proper Company purpose (in any such case, an "Operating Deficit'), the Management Committee may, with the prior unanimous consent of the Members, either (1) request that the Members, pro rata in accordance with their then respective Participation Percentages, advance funds in the amount so required, but in no event will the Members be obligated to make such an advance or (2) obtain loans on such terms as the Management Committee deems reasonably satisfactory taking into consideration the circumstances of the Company and market conditions then prevailing, (3) if loans are not available on terms satisfactory to the Management Committee, obtain additional equity participation in the Company by the admission of additional Members and the pro rata reduction of the existing Members' Participation Percentages, or (4) take such other actions, and explore and pursue such other financing options as the Management Committee may deem appropriate under the circumstances.

        SECTION 2.07      PERMITTED OUTSIDE ACTIVITIES.
     SR Group and GRD acknowledge that (a) the business of the Company may involve business dealings with other businesses in which SR Group and GRD or their affiliates have an interest, (b) SR Group and GRD and their affiliates may maintain such other interests and activities, and (c) the Company, SR Group and GRD each waives any rights it might otherwise have to share or participate in such other interests or activities of SR Group and GRD or their affiliates.

        SECTION 2.08      LIABILITY OF MEMBERS
     No Member shall be liable for the debts, liabilities, contracts or other obligations of the Company except to the extent of any unpaid Capital Contributions it has agreed to make to the Company and its share of the assets (including undistributed revenues) of the Company; no Member shall be required to make any loans to the Company, except as may be agreed between a Member and the Company, with approval of the Managers. The Company shall indemnify and hold harmless a Member in the event a Member (a) becomes liable, notwithstanding the preceding sentence, for any debt, liability, contract or other obligation of the Company except to the extent expressly provided in the preceding sentence, or
(b) is directly or indirectly required to make any payments with respect thereto.

                        Article III. MEETINGS OF MEMBERS

        SECTION 3.01      ANNUAL MEETINGS; SPECIAL MEETINGS
     An annual meeting of the Members, commencing with the year 2000, shall be held within four months following the end of the fiscal year of the Company. At such meeting, the Members shall elect the Managers and transact such other business as may properly be brought before the meeting. Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by a majority of the Managers or by any Member entitled to vote at the proposed special meeting. Only business within the purpose or purposes described in the notice of special meeting of Members may be conducted at the meeting.

        SECTION 3.02      PLACE OF MEETINGS
     Meetings of Members shall be held at such places, within or without the State of Nevada, as may from time to time be fixed by the Managers or as shall be specified or fixed in the respective notices or waivers of notice thereof

        SECTION 3.03      NOTICE OF MEETINGS
     Written or printed notice stating the place, day and hour of each meeting of the Members and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than five nor more than 45 days before the date of the meeting, either personally or by mail, telegram, express courier or telefax or similar communication, by or at the direction of the person(s) calling the meeting, to each Member entitled to vote at the meeting.

        SECTION 3.04      QUORUM OF AND ACTION BY MEMBERS
     A majority of the membership interests of the Members, or if only two Members, both are to be represented in person or by proxy, shall be requisite to and shall constitute a quorum at each meeting of Members for the transaction of business, except as otherwise provided by statute. With respect to any matter, other than the election of Managers which is provided for in Section 4.4, the majority vote, or if only two Members the unanimous vote of the Members shall be required to constitute the act of the Members. The Members represented in person or by proxy at a meeting of Members at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a majority vote or if only two Members by unanimous vote of the Members represented in person or by proxy at that meeting. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally convened.

        SECTION 3.05      VOTING BY MEMBERS
     Except as may be otherwise indicated in this Agreement, all actions and votes of the Members shall be by the majority in interest in the Company and not on a per capita basis, or if only two Members, their unanimous vote. A Member shall be entitled to a number of votes equal to the product of such Member's membership interest (expressed as a percentage of 1.0) multiplied times 100, on each matter submitted to a vote at a meeting of Members or otherwise. For example, a 33.33% membership interest is entitled to 33.33 votes. At any meeting of the Members, every Member having the right to vote shall be entitled to vote either in person or by proxy executed in writing by such Member. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photo static, facsimile or similar reproduction of a writing executed by the Member, shall be treated as an execution in writing for purposes of this Section 3.05.

No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Each proxy shall be delivered to the Managers prior to or at the time of the meeting.

        SECTION 3.06      ACTION WITHOUT A MEETING; TELEPHONE MEETINGS
     Any action required by the Act to be taken at any annual or special meeting of Members, or any action which may be taken at any annual or special meeting of Members, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the Members. A telegram, telex, cablegram or similar transmission by a Member, or a photographic, photo static, facsimile or similar reproduction of a writing signed by a Member, shall be regarded as signed by the Member for purposes of this Section 3.06. Subject to the provisions of applicable law and this Agreement regarding notice of meetings, Members may participate in and hold a meeting by using conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a telephone meeting pursuant to this Section 3.06 shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

                             Article IV. MANAGEMENT

        SECTION 4.01      MANAGEMENT
     The day to day business and affairs of the Company shall be managed, subject to the terms and conditions set forth herein, by a Management Committee, consisting of three (3) Managers. Each Member having more than a 20% interest will have the right to appoint one (1) representative to the Management
Committee. The Members may also appoint such others as the Members may deem necessary from time to time and who shall serve at the pleasure of the Members. The initial Management Committee members are Roy A. Sciacca, Mariano Rivera and Robert Kohn. The Management Committee shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business, as further set forth in this Article IV hereof; provided that anything herein to the contrary notwithstanding, the following major decisions (each being a "Major Decision") of the Company shall require the prior unanimous consent of the Members:

     (a)  amendment of the Certificate of Formation of the Company;

     (b)  amendment of this Operating Agreement;

     (c) approval of the Annual Work Plan and Budget of the Company as prepared by the Management Committee and submitted for the Members' approval;

     (d) approval of a transfer of a Members interest or admission of a Member, except as otherwise provided, and in accordance with, Article VII;

     (e) agreement to continue the business of the Company after an event of dissolution specified in Section VIII;

     (f) creation, incidence, assumption, or guarantee of any indebtedness for money borrowed, or an increase of the amount of any indebtedness outstanding under any loan agreement, mortgage, or other borrowing arrangement in excess of $50,000.00;

     (g) assigning, transferring, pledging, compromising or releasing of any of the claims of or debts due the Company except upon payment in full, or arbitrating or consenting to the arbitration of any of the disputes or controversies of the Company;

     (h) any action which would cause the Company to become a surety, guarantor or accommodation party to any obligation;

     (i) any action which would cause the Company to grant a security interest to any third party in any of the Company's assets; (j) making, executing, or delivering any assignment for the benefit of creditors or taking any action on behalf of the Company with respect to any bankruptcy decisions, including, without limitation, initiating any bankruptcy or insolvency proceedings, or liquidating, dissolving or winding up the Company;

     (k) acquiring or agreeing to acquire any equity interest in any entity or any of such entity's assets or approval of a merger, consolidation or other reorganization of the Company, including, without limitation, entering into an operating agreement to form a separate legal entity in which the Company will have an equity interest and whose other equity participants may include providers of various systems of Electronic Business, product data base management, other information technology and investment recovery operations;

     (l) making of, or entry into, any obligation on behalf of the Company for a commitment, or making of any capital expenditure, in excess of $50,000.00;

     (m) lending funds belonging to the Company to any Member or any third party or extend to any person, firm or corporation, credit on behalf of the Company, except for the extension of credit in the ordinary course of the Company's business to trade debtors up to $200,000 each;

     (n) making, execution or delivery of any contract or other transaction with the Management Committee or other related party of the Company, including compensation of management;

     (o) authorizing or approving a fundamental change in the business of the Company, including a sale of all or substantially all of its assets;

     (p) approving any other matter in which the approval of the Members is expressly required by this Agreement or by the Act;

     (q)  entering into an agreement to do or effect any of the foregoing.

        SECTION 4.02      MANAGEMENT COMMITTEE.
     A Management Committee shall be appointed in accordance with the provisions of Section 4.01 hereof to determine and control the business of the Company. The President of the Company shall serve as the chairman of the Management Committee (the "Chairman"), and shall have the active responsibility of the executive management of its operations. The President shall, in general, perform all duties incident to the office of President and such other duties as may be assigned by the Members. The Chairman of the Management Committee shall oversee the operation of the Management Committee, preside at all meetings of the Management Committee and shall perform such other duties as from time to time may be assigned to him by the Members. Subject to the rights of the Members (and any decision to the contrary by the Members) as set forth in Section 4.01 hereof or elsewhere in this Agreement, and without limiting the generality of the foregoing, it is hereby expressly declared that the Management Committee shall have the following powers and responsibilities:


     1. To conduct, manage and control the business and affairs of the Company, and to make such rules and regulations therefor not inconsistent with law or the Certificate of Formation or this Agreement, as the Management Committee shall deem to be in the best interests of the Company;

     2. To determine whether any services benefiting the Company should be performed by one of the Members, with the expense of providing such service to be covered by the Company;

     3. To approve the borrowing of money, whether on a secured or unsecured basis, by the Company, and the refinancing, recasting, extension, compromise and matters otherwise relating to any loan to the Company and, in connection therewith, to cause to be executed and delivered therefor, in the Company's name, promissory notes, bonds, debentures, deeds of trusts, mortgages, pledges, hypothecation's, or other evidences of debt and securities therefor;

     4. To designate in the manner herein described the individuals who are to serve on any committee, except the Management Committee and to prescribe the manner in which proceedings of such committees shall be conducted;

     5. To approve the acquisition by the Company of real and personal property, and to approve the entering into by the Company of contracts and all other arrangements needed to effectuate the business and affairs of the Company; and

     6. To prepare and submit to the Members of the Company for their unanimous approval and acceptance, as soon as available, and in any event at least 60 days prior to the end of each fiscal year of the Company, an Annual Work Plan and Budget of the Company for the subsequent fiscal year, provided that any Member of the Company may, at its option, request a revised Annual Work Plan and Budget, within 30 days of such request, be submitted to the Members of the Company for approval and acceptance, or for required further revision until such approval and acceptance by all of the Members of the Company is obtained;

     7. To furnish the statements and reports required to be prepared and distributed by Article VI hereof;

     8. To establish a presence or other business operations of the Company in one or more jurisdictions.

     The initial officers of the Management Committee shall be appointed by unanimous consent of the Members and shall serve at the pleasure of the Members for a one-year period. Each of the officer's of the Management Committee shall continue to serve until his or her death, resignation or removal, with or without cause, by any Member.


        SECTION 4.03      LIABILITY: INDEMNIFICATION OF THE MEMBERS
     The Company shall indemnify, defend and hold harmless each Member, each of their officers and directors, the President and such other officers appointed to the Management Committee by the Members, and any other person acting as an agent of the Company to whom the Management Committee shall specifically and in writing have conferred rights hereunder, against any loss, expense, damage, claim, liability, obligation, judgment or injury suffered or sustained by him, it, them or any of them by reason of any act, omission or alleged act or omission by him, it, them or any of them arising out of his, its or their activities on behalf of the Company or in furtherance of the interests of the Company, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened actions, proceedings or claims, all costs of which shall be charged to and paid by the Company as incurred; provided, however, that the acts, omissions or alleged acts or omissions upon which such actual or threatened actions, proceedings or claims are based were performed or omitted in good faith and within the scope of such person's authority hereunder, and were not fraudulent, in bad faith or a result of wanton and willful misconduct or gross negligence by the party to be indemnified, defended and held harmless under this Section 4.

        SECTION 4.04      REMOVAL; FILLING OF VACANCIES
     A Manager may be removed, either for or without cause, at any meeting of Members called expressly for that purpose, by the Member that selected such Manager. Any vacancy occurring in the Management Committee resulting from the death, resignation, retirement, disqualification or removal from office of any Manager, as the result of an increase in the number of Managers, or otherwise, shall be filled by selection at any annual or special meeting of Members called for such purpose by the Member entitled to select such Manager. Each Member agrees to consult with the other Members prior to its selection of such Manager. A Manager selected to fill a vacancy shall be selected for the unexpired term of his predecessor in office.

        SECTION 4.05      PLACE OF MEETINGS

     Meetings of the Managers, annual, regular or special, may be held either within or without the State of Nevada.

        SECTION 4.06 ANNUAL MEETINGS; REGULAR MEETINGS; SPECIAL MEETINGS Annual meetings of the Managers, of which no notice shall be required, shall be held on such date, at such time and at such place as shall be determined by the Managers, for the purpose of designating officers and the transaction of any other business as may properly be brought before the meeting. Regular meetings of the Managers, of which no notice shall be necessary, shall be held at such times and places as shall be determined by the Managers. Except as otherwise provided by statute, any and all business may be transacted at any regular meeting. Special meetings of the Managers may be called by any Manager on not less than 72 hours notice to each Manager, either personally or by mail (overnight service), telegram, telephone, telefax or similar communication. Only business within the purpose or purposes described in the notice of special meeting of Managers may be conducted and voted on at the meeting.

        SECTION 4.07      QUORUM OF AND ACTION BY MANAGERS
     At all meetings of the Managers, the presence of three Managers shall be necessary to constitute a quorum for the transaction of business, except as otherwise provided by statute. The act of a majority of the Managers present at a meeting at which a quorum is present shall be the act of the Managers. If a quorum shall not be present at any meeting of the Managers, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At any such adjourned meeting any business may be transacted that might have been transacted at the meeting as originally convened.

        SECTION 4.08      ACTION WITHOUT A MEETING; TELEPHONE MEETINGS
     Any action required or permitted to be taken at any meeting of the Managers may be taken without a meeting, if all Managers consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Managers. Subject to the provisions of applicable law and this Agreement regarding notice of meetings, the Managers may participate in and hold a meeting of Managers by using conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        SECTION 4.09      INTERESTED MANAGERS AND OFFICERS
     No transaction between the Company and one or more of its Members, Managers or officers or between the Company and any other business entity in which one or more of its Members, Managers or officers have an interest shall be void or voidable solely for this reason, or solely because the Manager or officer is present at or participates in the meeting of the Managers which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the material facts as to the transaction are disclosed or are known to the Members entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the disinterested Members; or (b) the transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Managers or the Members.

        SECTION 4.10      MANAGERS' COMPENSATION AND REIMBURSEMENT
     The compensation, if any, of the Managers shall be fixed from time to time by the Managers. The reimbursement, if any, of the Managers for reasonable expenses incurred in managing the Company may be allowed from time to time by the Managers.

        SECTION 4.11      TIME DEVOTED TO COMPANY
     The Managers shall devote such time to Company business as they deem necessary to manage and supervise Company business and affairs in an efficient manner; but nothing in this Agreement shall preclude the employment of any agent, third party or affiliate to manage or provide other services with respect to the Company's assets or business as the Members shall determine.

        SECTION 4.12      LIABILITY OF MANAGERS
     No Manager shall be liable for the debts, liabilities, contracts or other obligations of the Company; provided, however, that each Manager shall be liable for any debts, liabilities, contracts or other obligations of the Company incurred or agreed to by such Manager without authorization and in violation of
Section 4.02 of this Agreement.


                               Article V. OFFICERS

        SECTION 5.01      OFFICERS
     The Managers may designate one or more individuals (who may or may not be Managers) to serve as officers of the Company. The Company shall have such officers as the Managers may from time to time determine, which officers may (but need not) include a Chairman, a President, one or more Vice Presidents (and in case of each such Vice President, with such descriptive title, if any, as the Managers shall deem appropriate), a Secretary, an Assistant Secretary and a Treasurer. Any two or more offices may be held by the same person.

        SECTION 5.02      COMPENSATION
     The compensation, if any, of all officers of the Company shall be fixed from time to time by the Managers.

        SECTION 5.03      TERM OF OFFICE; REMOVAL; FILLING OF VACANCIES
     Each officer of the Company shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office. Any officer designated by the Managers may be removed at any time by the Managers whenever in their judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Designation of an officer shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Managers.

        SECTION 5.04      CHAIRMAN
     The Chairman, if one is designated by the Managers, shall preside at meetings of the Managers and the Members. He shall assist the Managers in the formulation of policies of the Company, and shall be available to other officers for consultation and advice.

        SECTION 5.05      PRESIDENT
     The President, if one is designated by the Managers, shall be the chief executive officer of the Company and shall have general supervision of the affairs of the Company and shall have such powers and perform such duties and services as shall, from time to time, be presented and/or delegated to him by the Management Committee.

        SECTION 5.06      VICE PRESIDENTS
     Each Vice President that is designated by the Managers shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President or the Managers.

        SECTION 5.07      SECRETARY
     The Secretary, if one is designated by the Managers, shall keep and account for the records of the Company.

        SECTION 5.08      ASSISTANT SECRETARY
     The Assistant Secretary, if one is designated by the Managers, shall generally assist the Secretary.

        SECTION 5.09      TREASURER
     The Treasurer, if one is designated by the Managers, shall be the chief accounting and financial officer of the Company and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Company.

        SECTION 5.10      ADDITIONAL POWERS AND DUTIES
     In addition to the foregoing especially enumerated duties, services and powers, the several officers of the Company shall perform such other duties and services and exercise such further powers as may be provided by statute, the Certificate of Formation or this Agreement, or as the Managers may from time to time determine or as may be assigned to them by any competent superior officer. In addition to the designation of officers and the enumeration of their respective duties, services and powers, the Managers may grant powers of attorneys to individuals to act as agent for or on behalf of the Company, to do any act which would be binding on the Company, to incur any expenditures on behalf of or for the Company, or to execute, deliver and perform any agreements, acts, transactions or other matters on behalf of the Company. Such powers of attorney may be revoked or modified as deemed necessary by the Managers.

            Article VI. ACCOUNTING AND TAX MATTERS; REPORTS; BANKING

        SECTION 6.01      BOOKS AND RECORDS; CAPITAL ACCOUNTS
     The Chief Financial Officer shall keep, or shall cause to be kept books of account for the Company in accordance with generally accepted accounting principles consistently applied in accordance with the terms of this Agreement and the Act. An individual Capital Account shall be established and maintained by the Company for each Member in accordance with the applicable provisions of the Code and the Treasury Regulations, including ? 1.704-1(b)(2)(iv). The Managers, after notice to the Members, are authorized to modify the manner in which the capital accounts are maintained if the Managers determine that such modification (a) is required or prudent to comply with the Treasury Regulations and (b) is not likely to have a material effect on the amounts distributable to any Member upon the dissolution of the Company.

        SECTION 6.02      TAX RETURNS
     The Managers shall prepare or cause to be prepared and timely file all federal, state and local income and other tax returns and reports as may be required as a result of the business of the Company.

        SECTION 6.03      TAX MATTERS PERSON
     The Chief Financial Officer shall be the initial tax matters person ("TMP") under Section 6231 of the Code. A TMP may be removed, and a successor TMP be selected, by the majority vote of the Members. The TMP shall not take any actions (including without limitation extending the statute of limitations, filing a request for administrative adjustment, filing suit concerning any Company tax matter, or entering into a settlement agreement relating to any Company tax matter), or execute or file any statements or forms, on behalf of the Company unless and until the TMP is authorized to do so by the majority vote of the Members.

        SECTION 6.04      TAX ELECTIONS
     The Chief Financial Officer shall make or cause to be made such accounting and tax elections as directed by a majority in interest of the Members or by a majority of the Managers.

        SECTION 6.05      BANK ACCOUNTS; INVESTMENT OF COMPANY FUNDS
     The Managers shall cause one or more accounts to be maintained in the name of the Company in one or more banks, which accounts shall be used for the payment of expenditures incurred in connection with the business of the Company and in which shall be deposited any and all receipts of the Company. Each account shall require two authorized signatures on any and all checks or other withdrawals. Account receivable amounts shall be and remains the property of the Company and shall be received, held and disbursed for the purposes specified in this Agreement. There shall not be deposited in any of such accounts any funds other than funds belonging to the Company, and no other funds shall in any way be commingled with such funds. The Managers may invest the Company funds in any manner which the Managers deem appropriate, in their discretion. Robert Kohn and Roy A. Sciacca will be the two signatories on the bank accounts.

             Article VII. TRANSFER OF COMPANY INTERESTS, WITHDRAWAL
                         OF MEMBERS, BUY/SELL PROVISIONS


        SECTION 7.01      ASSIGNMENT AND TRANSFER
     A. No Participation Percentage or other interest of a Member in the Company may be transferred or assigned (including any collateral assignment or pledge of any interest in the Company), in whole or in part, by such Member, and no transferee or assignee thereof may be admitted as a substituted Member of the Company, unless and until, in each instance:

     1. A duly executed and acknowledged instrument of assignment, setting forth the intention of the assignor that the assignee become a substituted Member in its place, is delivered to the remaining Member,

     2. The assignor and assignee execute and acknowledge such other instruments (if any) as the remaining Member reasonably may deem necessary or desirable to effect such admission, which may include the written acceptance and adoption by the assignee of the provisions of this Agreement and the assumption of any unperformed obligation of the assignor provided that such assignor shall not thereby be released from any of its unperformed obligations that arose on or prior to the date of the assignment, specifically including, without limitation, its obligations hereunder to make Capital Contributions required prior to the date of the assignment on the terms herein provided);

     3. The written consent of the other Member(s) of the Company, which consent may not be unreasonably withheld, shall have been obtained;

     4. Such interest shall first be offered to the remaining Member(s) for a period of thirty (30) days at a price (the "Offer Purchase Price") equal to that intended to be offered by the selling Member to third parties. If the remaining Member(s) elects to exercise the right of first offer granted hereby, it must make an offer on the entire interest intended to be offered by the selling Member. If the selling Member has not received a written offer from the remaining Member(s) on terms satisfactory to it within such thirty (30) day period, it shall then be free, subject to the provisions of this Article VII, to sell the interest offered to the remaining Member(s) on the terms of the offer. If the selling Member receives any offer from a third party, at a value less than that initially offered to the remaining Member(s) and which is acceptable to the selling Member, then the remaining Member(s) shall have a period of ten (10) days to make a written offer to exercise its right to purchase the selling Member's interest, at the then value being offered by the third party. If the selling Member fails to so dispose of its interest within one hundred eighty (180) days from its right to do so, the first offer procedure established by this Section 7.01 shall be reinstated. In the event a Member elects to exercise the right of first offer granted hereby, the price shall be payable in the manner and on the terms of the third party offer;

     B. Notwithstanding anything to the contrary contained in this Article VII, SR Group may from time to time transfer its interest in the Company, or any part thereof, to an Affiliate or from such Affiliate back to SR Group provided, however, that no such transferee shall be admitted as a substitute Member in the Company unless and until SR Group complies with the notice and documentation requirements of Section 7.01A (1, 2, 3), and the consent required of the other Member(s) is obtained. Notwithstanding any such transfer, SR Group shall remain obligated for all of its obligations hereunder arising both before and after such transfer, and shall, as a condition of the transfer, expressly confirm its obligations to the remaining Members at the time of the transfer.

     C. Notwithstanding anything to the contrary contained in this Article VII, GRD may from time to time transfer its interest in the Company, or any part thereof, to any entity which is owned or controlled by it or from such entity back to GRD provided, however, that no such transferee shall be admitted as substitute Member in the Company unless and until GRD complies with the notice and documentation requirements of Section 7.01A(1,2,3), and the consent required of the other Member(s) is obtained. Notwithstanding any such transfer, GRD shall remain obligated for all of its obligations hereunder arising both before and after such transfer, and shall, as a condition of the transfer, expressly confirm its obligations to the remaining Member at the time of the transfer.

        SECTION 7.02      EXPENSES

     Expenses of the Company or of any Member occasioned by transfers of interests held by Members shall be reimbursed to the Company or Member, as the case may be, by the transferring Member. Expenses of the transferring Member and taxes incurred by any non-transferring Member are not included within the foregoing reimbursement.

        SECTION 7.03      WITHDRAWAL OF MEMBERS

No Member may voluntarily withdraw or retire from the Company except upon the assignment of its entire interest in the Company (if and as permitted by this
Article VII) or upon the surrender, abandonment or other voiding of its interest pursuant to the next succeeding sentence hereof. Any Member may, by at least thirty (30) days prior written notice delivered to the remaining Member, renounce its interest in all current and future profits, losses and distributions of the Company, and abandon to the Company its Capital Contributions; provided, however, that any such surrender, abandonment or other voiding shall not in any case affect the withdrawing Members obligations hereunder, including specifically, but without limitation, each Members' respective obligations under Article II hereof to continue to make Additional Capital Contributions or Members' Loans as and to the extent called for or otherwise required thereunder.

        SECTION 7.04 DEATH, LEGAL INCAPACITY, DISSOLUTION OR BANKRUPTCY OF A MEMBER

     Upon the death, legal incapacity, dissolution or bankruptcy of a Member, subject to the terms, conditions and rights provided for under Section VII hereof, its successor or assign will have all the rights of the Member for the purpose of settling or managing its estate, and such power as the deceased, incapacitated, dissolved or bankrupt Member possessed to constitute a successor as an assignee of its interest in the Company and to join with such assignee in making application to substitute such assignee as a substituted member.

        SECTION 7.05      STATUS OF INTERESTS TRANSFERRED

In any transfer, assignment or conveyance (or retransfer, reassignment or reconveyance) of any Participation Percentage herein by a Member to the other Member or other Person, permitted by the express terms of this Agreement or by operation of law, the transferee or assignee shall succeed to the same share of profits and losses of the Company and the same Participation Percentages, distribution priorities and ownership rights as were incident to the interest so transferred, assigned or conveyed.

        SECTION 7.06      PURCHASE OPTION

     A. For purposes of this Section 7.06., the term "Triggering Event' shall mean, as respects any Member, the occurrence of any one or more of the following:

     1. an Event of Deadlock in which the Members can not decide on any issue after a minimum three meetings to discuss and vote on same;

     2. any Covered Transaction, which is defined as the sale, transfer (by lease, license, or conveyance of the beneficial interest), conveyance or other disposition in one transaction or a related series of transactions, of all or substantially all of the assets of any Member, other than to an affiliate; or any transaction or series of transactions in which at least fifty percent (50%) of the equity interest in any Member (including voting interests) is acquired by any person or persons who together constitute a "group" for purposes of
          Section 13(D) of the Securities Exchange Act of 1934, other than any person or persons who, as of the date hereof, individually or as a "group" hold greater than a ten percent (10%) equity interest in that Member

     3. the voluntary filing of a notice or petition with, or the voluntary commencement of an action or proceeding in, the applicable court or other governmental authority to liquidate or dissolve that Member, or the institution against that Member of an action to liquidate or dissolve which is not dismissed within sixty (60) days; and

     4.   the bankruptcy of that Member within the meaning  thereof set forth in
          Section 8.1(b) hereof;

     B. Upon the occurrence of an Event of Deadlock as specified in Section 7.06 above, each Member of the Company (the "Offeror') shall thereupon have the right and option to declare a Deadlock by delivery to the other Member(s) (the "Offeree(s)") written notice of such Event of Deadlock, together with a fixed cash purchase price at which the Offeror is willing to sell all of the Offeror's Participation Percentage in the Company or to purchase the Offeree's Participation Percentage in the Company ("Deadlock Buy/Sell Notice') at any time prior to the expiration of sixty (60) days after the date of the occurrence of such Triggering Event. Upon receipt of such Deadlock Buy/Sell Notice, the Offeree(s) shall have the right and option to elect either to sell all of the Offeree's Participation Percentage or to purchase all of the Offeror's Participation Percentage at the purchase price so specified in the Deadlock Buy/Sell Notice (the "Deadlock Buy/Sell Right'). Such Deadlock Buy/Sell Right shall be exercisable by the Offeree by delivery of written notice of election (the "Deadlock Notice of Election") to the Offeror, provided, however, that if the Offeree fails to provide the Offeror with such Deadlock Notice of Election within thirty (30) days of the date of such Deadlock Buy/Sell Notice, the Offeree shall be deemed to have elected to sell all of the Offeree's Participation Percentage to the Offeror.

     C. (1) Upon the occurrence of a Triggering Event specified in Sections 7.06 above, the other Member(s) of the Company shall thereupon have the right and option to purchase all or a portion of, as herein provided, the Participation Percentage then held in the Company by the Member responsible for the Triggering Event. Such right and option shall be exercisable by delivery of written notice of election (the "Non-Deadlock Notice of Election") to the Member with respect to whom the Triggering Event occurred at any time prior to the expiration of sixty (60) days after the date of the occurrence of the Triggering Event, provided, however, that in the event that the occurrence of the Triggering Event is concealed or not otherwise readily apparent, such period shall be extended for a time co-extensive with the time of concealment or until a date sixty (60) days after the time upon which the occurrence of the Triggering Event became readily apparent. (2) The purchase price payable for a Member's Participation Percentage with respect to a purchase and sale effected pursuant to this Section
7.06 above shall be negotiated at the time of such occurrence, based on the Company's then value as determined by its market penetration and an independent third party evaluation. The purchase price, as so adjusted, shall be determined ten (10) business days prior to closing and shall be subject to such post-closing adjustments as the circumstances may require.

     D. The purchase price payable for a Member's Participation Percentage with respect to a purchase and sale effected pursuant to this Section 7.06 shall be paid at the selling Member's option in cash, by certified check to the order of the selling Member, or by a transfer of immediately available funds to the selling Member's account at the time of Closing. In the event that there shall be at the time of the purchase one or more outstanding Member's Loans by the selling Member to the Company, such Member's Loans, including interest thereon accrued and unpaid, shall be purchased at par by the purchasing Member for the principal amount thereof and accrued and unpaid interest thereon as a condition precedent to such sale. The purchase price for such Member's Loans shall be paid, at the selling Member's option, in cash, by certified check drawn to the order of the selling Member, or by wire transfer of immediately available funds to the selling Member's account. At the Closing, the selling Member shall deliver to the purchasing Member each note and bond evidencing such Member's Loans and all documents securing the same and an assignment or satisfaction, at the purchasing Member's option, in form acceptable to the purchasing Member.

     E. The purchase and sale of the Participation Percentages as described by this Section VII shall be consummated at a closing (the "Closing") which will occur at the date, time and place designated by the purchasing Member of the Participation Percentages in the Deadlock Notice of Election or Non-Deadlock

Notice of Election, as the case may be, or otherwise, provided that, such Closing shall in any event be a day which is a business day (i) not less than thirty (30) nor more than sixty (60) days after delivery of the Deadlock Notice of Election or the NonDeadlock Notice of Election, or (ii) not less than sixty
(60) nor more than ninety (90) days after delivery of the Deadlock Buy/Sell Notice, if no Deadlock Notice of Election is given.

     F. On payment of the purchase price for the Participation Percentage, the purchasing Member shall, at its option, either (i) obtain a release of the selling Member from all liability, direct or contingent, by all holders of Company debt, obligations or claims against the Company for which such Member is or may be personally liable, except for any debts, obligations or claims which are fully insured by the public liability insurers, or (ii) cause all such debts, obligations or claims to be paid in full at Closing, or (iii) deliver to the selling Member an agreement in form and substance satisfactory to the selling Member to defend, indemnify and save the selling Member harmless from actions, claims or loss arising from any debt, obligation or claim of the Company arising prior to the date of sale.

     G. In connection with and pending any transfer contemplated by this Section VII, each Member shall be entitled to any distributions of Net Cash Flow from the Company until full and final consummation of the transfer.

     H. At the closing on the sale of the Participation Percentage of a Member as described by Section VII hereof, unless otherwise agreed, each selling Member shall execute an assignment of its interest in the Company, free and clear of all liens, encumbrances and adverse claims, which assignment shall be in form and substance reasonably satisfactory to the purchasing Member, and such other instruments as the purchasing Member shall reasonably require to assign the Participation Percentage of the selling Member to such person or entity. For any sale or transfer under Section VII hereof the purchasing Member may designate the assignee of the Participation Percentage, which may be, but not need to be, an affiliate of the purchasing Member.

     I. It is the intent of the parties to this Agreement that the requirements or obligations arising hereunder of one Member to sell its Participation Percentage to or as directed by the other Member shall be enforceable by an action for a specific performance and shall be enforceable by an action for specific performance of a contract, and each of the Members does hereby acknowledge their respective Participation Percentages to be unique and an appropriate subject of an action for specific performance. In the event that any Member shall create or has suffered any unauthorized lien, encumbrance or other adverse interest against the selling Member's interest in the Company, the purchasing Member shall be entitled either to an action for specific performance to compel the Member to have such defects removed, in which case the closing may be adjourned for such purpose, or, at the enforcing Member's option, to an appropriate offset against the purchase price, which offset shall include all reasonable costs associated with enforcement under this Section VII.

     J. At the election of the Member purchasing the participation Percentage, the purchase and sale of the Participation Percentage will be structured to avoid, if possible, a termination of the Company for federal tax purposes and/or under the Act.

                   Article VIII. DISSOLUTION AND TERMINATION

        SECTION 8.01      DISSOLUTION

         A. The Company will be dissolved:

     1. upon the withdrawal, removal, bankruptcy or dissolution of a Member, as provided herein or otherwise by the Act, unless the remaining Member(s) unanimously agree to continue the business of the Company (if more than one Member remains) within ninety (90) days after the occurrence of such event;

     2. if, at any time subsequent to, 2008, the Company has failed to achieve a level of successful and profitable results previously agreed to by the Members; and,

     3. provided however, that the Company shall not terminate until its affairs have been wound up and its assets distributed as provided herein or as otherwise provided herein.

     B. The Company will be dissolved at the option of the SR Group:

     1.   if GRD is de-listed from the Bulletin Board;

     2.   if GRD has a change of control of more than 50%; and

     3.   Robert Kohn is terminated

If any of the above three events shall occur, then SR Group at its option can dissolve the Company and all assets, rights and licenses shall be turned over to the SR Group.

     C. As used in Section VIII hereof, the term bankruptcy shall mean (i) the commencement of a Member of a voluntary case under any Chapter of the Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or the taking by a Member of any equivalent or similar action by the filing of a petition or otherwise under any other federal or state law in effect at the time relating to bankruptcy or insolvency, (ii) the filing of a petition against a Member under any Chapter of the Bankruptcy Code (Title 11 of the United States
Code), as now or hereafter in effect, or the filing of a petition seeking any equivalent or similar relief against a Member under any other federal or state law in effect as of the time relating to bankruptcy or insolvency, and in either case the failure by such Member to secure the discharge of any other such petition within sixty (60) consecutive days from the date of filing, (iii) the making by a Member of a general assignment for the benefit of his, its or any of their creditors, (iv) the appointment of a receiver, trustee, custodian or similar officer for a Member or for the property of a Member and the failure by such Member to secure the discharge of such receiver, trustee, custodian or similar officer within sixty (60) consecutive days from the date of appointment, or (v) the admission in writing by a Member of any inability to pay debts generally as they become due.


        SECTION 8.02      APPOINTMENT OF LIQUIDATING MEMBER

     Upon the dissolution of the Company, if the Company's business is not continued pursuant to this Section VIII, subject in any event to the rights of any Member under Section VII hereof, the Management Committee or its designee shall liquidate the assets and wind up the affairs of the Company on the terms hereinafter set forth.

        SECTION 8.03      DISTRIBUTIONS AND OTHER MATTERS

     Promptly upon the dissolution of the Company, if the Company's business is not continued pursuant to Section VIl hereof, and in any event subject to the rights of any Member under Section VII hereof, the Management Committee will cause the assets of the Company to be liquidated. After proper adjustment to the Capital Accounts pursuant to Section II (giving effect to all contributions, distributions, and allocations for all taxable years, including the taxable year during which such liquidation occurs), the proceeds of the liquidation of the Company shall be applied and distributed in the following order: (i) to the discharge of all of the Company's debts and liabilities (whether by payment or the making of reasonable provision for payment thereto, other than those to any of the Members, including expenses of liquidation, (ii) to the setting up of any reserves which the liquidator may deem reasonably necessary for any contingent liabilities or obligations of the Company, (iii) to the payment and discharge of any debts and liabilities of the Company to any of the Members, and (iv) to the Members to the extent of their positive Capital Accounts.

        SECTION 8.04      DISTRIBUTIONS OF PROPERTY

     A. Upon liquidation, the Members may demand or receive property other than cash in return for their respective contributions, loans or advances or upon dissolution as provided herein, but only upon the written approval of the Management Committee.

     B. In the event that property is distributed (or deemed distributed pursuant to the provisions of Code Section 708) by the Company to a Member, the following special rules shall apply:

     1. the Capital Accounts of the Members shall be adjusted as provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(e) to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not already been reflected in the Members' Capital Accounts) would be allocated to such Member if there were a taxable disposition of such property for its fair market value on the date of distribution; and

     2. the Capital Account of the Member who is receiving the distribution of property from the Company shall be charged with the fair market value of the property at the time of distribution (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Code Section 752).


        SECTION 8.05      ACTION DURING LIQUIDATION: STATEMENTS OF ACCOUNT
     A. A reasonable time shall be allowed for the winding up of the affairs of the Company in order to minimize any losses otherwise attendant upon such a winding up. The Management Committee shall make final distributions in liquidation of the Company in the manner set forth above before the later of (1) the end of the taxable year in which the date of the liquidation of the Company occurs, or (ii) 90 days after the date of the liquidation of the Company. For this purpose, the date of the liquidation of the company shall be the date on which the Company has ceased to be a going concern (within the meaning of Treasury Regulation Section 1.704-1 (b)(2)(ii)(g).

     B. During the period of liquidation, the Management Committee, as trustee for the benefit of all Members as tenants in common, will take any and all action necessary or appropriate to complete such liquidation and distribution as provided in this Article, having for such purpose all of the powers enumerated in Article IV of this Agreement necessary or appropriate to accomplish the same.

     C. The Management Committee will prepare or cause to be prepared a final statement of the accounts of the Company as of the date of termination, and, as promptly as possible thereafter, a copy thereof will be furnished to each Member. Such statement will set forth the actual or contemplated application and distribution of the assets of the Company. Upon completion of distribution as required hereby, a further statement for the period of liquidation will be so prepared by the Management Committee and furnished to each Member.


Article IX.       REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 9.01      REPRESENTATIONS AND WARRANTIES.

         A. GRD represents and warrants to RS Group and its successors and assigns as follows:

     1. GRD is a publicly traded (OTC: BB) company, duly organized, validity existing and in good standing under the laws of the State of Delaware.

     2. This Agreement has been duly and validly executed and delivered by GRD and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, and no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental body or agency is or will be necessary or advisable in connection with the execution and delivery by GRD of this Agreement.

     3. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein described, nor the performance of or compliance with the terms and conditions hereof, will conflict with or result in a material breach of or default under any agreement or instrument to which GRD, is a party or by which it or its properties may be subject or bound.

     4. There is no pending or, to its knowledge , threatened proceeding by or before any court or governmental agency against or affecting GRD which, if adversely decided, would have a material adverse affect on the business, operations or conditions, financial or otherwise, of the Company, or on the ability of GRD to perform its obligations hereunder or otherwise contemplated hereby, and no proceeding is pending or, to its knowledge, threatened against GRD under any Federal or State bankruptcy or insolvency law.

     5. GRD has filed all federal, state, local and foreign income, franchise, real and personal property, and other tax returns, estimates and statements which were required to be filed, has paid all taxes (whether income, sales, use, property, unemployment, social security, import duties, export duties and/or other) as shown on said returns, estimates and statements, and has made appropriate provision for the payment of all such taxes where returns, estimates and statements are not yet required to be filed. All said tax returns and statements correctly set forth and report the entire liability of GRD for such taxes.

     6. GRD has no knowledge of any intention of any of its key employees to sever employment arrangements with GRD, and has no knowledge of any plan or intention of any of its principal customers to cancel presently existing contracts or other material business arrangements or relationship with GRD, or to take any other action which would adversely affect the business, operation or anticipated earnings of GRD.

     7. There are no controversies pending or to its knowledge, threatened between GRD and any of its employees and GRD has not taken or failed to take any action, which would provide a reasonable basis for any such controversy. GRD has complied with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes.


     8. GRD has and expects to continue to have the authority and resources to fully consummate in a timely fashion the transactions described by this Agreement and the other documents, instruments and agreements to be executed by and between GRD and the Company concurrent with the execution and delivery of this Agreement.

     None of the information and documents furnished by GRD or its representatives to the Company or any other Member of the Company in connection with the execution and delivery of this Agreement contains any material misstatement of fact or omits to state a material fact required to be stated to make the statements therein not misleading.

     B. SR Group represents and warrants to GRD, and its successors and assigns as follows:


     1. SR Group members are US citizens and residents in good standing of the State of Florida and State of California.

     2. This Agreement has been duly and validly executed and delivered by SR GROUP and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, and no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental body or agency is or will be necessary or advisable in connection with the execution and delivery by SR GROUP of this Agreement.

     3. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein described, nor the performance of or compliance with the terms and conditions hereof, will conflict with or result in a material breach of or default under any agreement or instrument to which SR GROUP, is a party or by which it or its may be subject or bound.

     4. There is no pending or to his knowledge, threatened proceeding by or before any court or governmental agency against or affecting SR GROUP which, if adversely decided, would have an material adverse affect on the business, operations or conditions, financial or otherwise, of the Company, or on the ability of SR GROUP to perform its obligations hereunder, and no proceeding is pending or, to its knowledge threatened against SR GROUP under any Federal or State bankruptcy or insolvency law.

     5. SR GROUP has filed all federal, state, local and foreign income, franchise, real and personal property, and other tax returns, estimates and statements which were required to be filed, has paid all taxes (whether income, sales, use, property, unemployment, social security, import duties, export duties and/or other) as shown on said returns, estimates and statements, and has made appropriate provision for the payment of all such taxes where returns, estimates and statements are not yet required to be filed. All said tax returns and statements correctly set forth and report the entire liability of SR GROUP for such taxes.

     6. SR GROUP has no knowledge of any intention of any of his key associates to sever arrangements with SR GROUP, and has no knowledge of any plan or intention of any of his principal customers to cancel presently existing contracts or other material business arrangements or relationship with SR GROUP, or to take any other action which would adversely affect the business, operation or anticipated earnings of SR GROUP.

     7. The assets to be contributed by SR GROUP pursuant to this Agreement include and constitute the identified operational know-how, assets, properties, licenses and other agreements which are presently being used or are related to the operation by SR GROUP of its existing business relating to development and marketing of financial, insurance and other generalized business products and services and are as identified in the attached Schedule ____.

     8. SR GROUP has and expects to continue to have the authority and resources to fully consummate in a timely fashion the transactions as described by this Agreement and the other documents, instruments and agreements to be executed by and between SR GROUP and the Company concurrent with the execution and delivery of this Agreement.

None of the information and documents furnished by SR GROUP or its representatives to the Company or any other Member of the Company in connection with the execution and delivery of this Agreement omits to state a material fact required to be stated to make the statements therein not misleading.

Article X.    AMENDMENTS

        SECTION 10.01     AMENDMENTS
     The power to adopt, alter, amend or repeal this Agreement is vested solely in the Members. This Agreement may be altered, amended or repealed, or a new limited liability company agreement may be adopted, only by the unanimous vote or consent of the Members. The Managers may not adopt, alter, amend or repeal any provision of this Agreement.

Article XI.    MISCELLANEOUS

        SECTION 11.01     MANNER OF GIVING NOTICE
     Except as otherwise expressly provided in this Agreement, all notices, demands, requests, or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be given either (a) in person upon an executive officer, (b) by mail, certified or registered, return receipt requested, postage prepaid, (c) by prepaid telegram, telex, cable, telecopy, or similar means (with signed confirmed copy to follow by mail in the same manner as prescribed by clause (b) above) or (d) by expedited delivery service (charges prepaid) with proof of delivery. For purposes of the foregoing, any notice required or permitted to be given shall be deemed to be delivered and given on the date actually delivered to the address specified in Section II above.

        SECTION 11.02     WAIVER OF NOTICE
     Whenever any notice is required to be given to any Member or Manager of the Company under the provisions of the Act, the Certificate of Formation or this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a Manager at a meeting of the Managers shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        SECTION 11.03     NO COMPANY SEAL
     The Company shall not have a Company seal, and no agreement, instrument or other document executed on behalf of the Company that would otherwise be valid and binding on the Company shall be invalid or not binding on the Company solely because no Company seal is affixed thereto.


     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written.

GLOBAL REALTY DEVELOPMENT CORP

By:      /s/ ROBERT KOHN
         ----------------
         ROBERT KOHN, CEO



By:      /s/ ROY SCIACCA
         -------------------------
         ROY SCIACCA, INDIVIDUALLY



By:      /s/ MARIANO RIVERA
         ----------------------------
         MARIANO RIVERA, INDIVIDUALLY

ADDENDUM


1. 6,000,000 shares of Global Realty Development Corp Common Stock ("GRD").
2. A 51% member interest in the TFM Group L.L.C.
3. 3,000,000 Warrants @ $1.00 per share for three years from the date of execution of the agreement
4. Bonus shares: Schedule Attached
5. Deal Structure: Schedule Attached



--------------------------------------------------------------------------------
GLOBAL REALTY DEVELOPMENT CORP

By:      /s/ ROBERT KOHN
         ---------------
         ROBERT KOHN, CEO



By:      /s/ ROY SCIACCA
         -------------------------
         ROY SCIACCA, INDIVIDUALLY



By:      /s/ MARIANO RIVERA
         ----------------------------
         MARIANO RIVERA, INDIVIDUALLY